EXHIBIT 99.1

April 23, 2007

To:	The Members of the Board of Directors of
Internet Commerce Corporation

Re:	Resignation

Gentlemen:

I hereby resign from my position as a member of the Board of Directors of Internet Commerce Corporation and any committees thereof, such resignation to be effective as of the date hereof.

Sincerely,

/s/ Matthew Shaw
Matthew Shaw